EXHIBIT 99.1
MARTIN MIDSTREAM PARTNERS REPORTS
2012 THIRD QUARTER FINANCIAL RESULTS

KILGORE, Texas, November 5, 2012 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the "Partnership") announced today its financial results for the third quarter ended September 30, 2012.

The Partnership reported net income for the third quarter of 2012 of $72.4 million, or $3.07 per limited partner unit. This compared to net income for the third quarter of 2011of $5.4 million, or $0.20 per limited partner unit. The Partnership reported net income for the nine months ended September 30, 2012 of $90.1 million, or $3.73 per limited partner unit. This compared to net income for the nine months ended September 30, 2011 of $21.5 million, or $0.87 per limited partner unit.

    The Partnership reported income from continuing operations for the third quarter of 2012 of $8.8 million, or $0.44 per limited partner unit. This compared to income from continuing operations for the third quarter of 2011 of $3.1 million, or $0.11 per limited partner unit. The Partnership reported income from discontinued operations for the third quarter of 2012 of $63.6 million, or $2.63 per limited partner unit. This compared to income from discontinued operations for the third quarter of 2011 of $2.3 million, or $0.09 per limited partner unit. Income from discontinued operations was positively impacted by a gain on the sale of the Prism Assets of $62.3 million during the third quarter of 2012. Revenues for the third quarter of 2012 were $317.9 million compared to $287.6 million for the third quarter of 2011.

The Partnership reported income from continuing operations for the nine months ended September 30, 2012 of $22.8 million, or $0.94 per limited partner unit. This compared to the income from continuing operations for the nine months ended September 30, 2011 of $13.8 million, or $0.56 per limited partner unit. The Partnership reported income from discontinued operations for the nine months ended September 30, 2012 of $67.3 million, or $2.79 per limited partner unit. This compared to income from discontinued operations for the nine months ended September 30, 2011 of $7.7 million, or $0.31 per limited partner unit. Income from discontinued operations was positively impacted by a gain on the sale of the Prism Assets of $61.4 million during the nine months ended September 30, 2012. Revenues for the nine months ended September 30, 2012 were $920.2 million compared to $800.6 million for the nine months ended September 30, 2011.

The Partnership's distributable cash flow for the third quarter of 2012 was $17.4 million. The Partnership's distributable cash flow for the nine months ended September 30, 2012 was $62.2 million. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information.” The Partnership has also included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.

The Partnership has previously reported the completion of the sale of its East Texas and Northwest Louisiana gas gathering and processing assets (collectively "Prism Assets") on July 31, 2012 for net cash proceeds of $273.3 million. The Partnership has retrospectively adjusted its prior period consolidated financial statements to comparably classify the amounts related to the net assets and operations and cash flows of the Prism Assets as assets held for sale and discontinued operations, respectively. The Partnership has classified the Prism Assets, including related liabilities as held for sale at December 31, 2011, and has presented the results of operations and cash flows as discontinued operations for the three and nine month periods ended September 30, 2012 and 2011, respectively.

Included with this press release are the Partnership's consolidated financial statements as of and for the three and nine months ended September 30, 2012 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on November 5, 2012.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said, "The Partnership had a very productive third quarter.  Our existing core assets performed at or above plan across all segments.  Further, operations were positively impacted by new infrastructure at our Corpus Christi crude oil terminal and our vacuum tower unit at our Cross facility.  Both of these assets came on line in the second quarter and have exceeded our initial cash flow run-rate expectations.  For the third quarter, our distribution coverage ratio was 0.96 times from continuing operations. This is ahead of forecast for our third quarter, which typically experiences seasonality from the fertilizer side of our Sulfur Services segment.

"During the third quarter we successfully completed the divestiture of our natural gas gathering and processing assets which provided for balance sheet improvement targeted for future growth.  As we demonstrated in October, we used some of this capacity to continue to grow our assets through two drop down transactions we executed with Martin Resource Management (MRMC).  The purchase of the Cross Oil lubricant packaging plant will have an immediate positive impact on our distributable cash flow. Likewise, we believe the acquisition of the remaining equity interests in Redbird Gas Storage LLC will provide long-term fee-based value enhancement for our unit holders.  Our Partnership will further benefit from MRMC agreeing to support and enhance the accretion of these acquisitions by suspending their incentive distribution rights in an amount totaling $18 million commencing in the fourth quarter of 2012.

"Lastly, as previously announced, we are pleased that all of the shareholder litigation at Martin Resource Management Corporation has been fully settled. Management is very excited about this development, and we are looking forward to growing with our partners as we move into the future."

Investors' Conference Call

An investors' conference call to review the third quarter results will be held on Tuesday, November 6, 2012, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 878-2695. An audio replay of the conference call will be available by calling (855) 859-2056 from 11:00 a.m. Central Time on November 6, 2012 through 10:59 p.m. Central Time on November 13, 2012. The access code for the conference call and the audio replay is Conference ID No. 58754380. The audio replay of the conference call will also be archived on Martin Midstream Partners' website at www.martinmidstream.com.

Quarterly Cash Distribution

The quarterly cash distribution of $0.77 per common units which was announced on October 25, 2012 is payable on November 14, 2012 to common unitholders of record as of the close of business on Novmeber 7, 2012. The ex-dividend date for the cash distribution is November 5, 2012. This distribution reflects an annualized distribution rate of $3.08 per unit and is based on Martin Midstream Partners' current operating performance and the current general economic, industry, and market conditions affecting it.

About Martin Midstream Partners

Martin Midstream Partners is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership's primary business lines include: terminalling and storage services for petroleum products and by-products; NGL distribution services; sulfur and sulfur-based products processing, manufacturing, and distribution; and marine transportation services for petroleum products and by-products.

Forward-Looking Statements

Statements about Martin Midstream Partners' outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Information
The Partnership reports its financial results in accordance with United States generally accepted accounting principles (GAAP). However, from time to time, the Partnership uses certain non-GAAP financial measures such as distributable cash flow because the Partnership's management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of Partnership's cash available to pay distributions. Distributable cash flow should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with GAAP. Distributable cash flow is not intended to represent cash flows for the period, nor is it presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, the Partnership has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.
The Partnership has included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. The Partnership calculates distributable cash flow as follows:

(1)
net income from continuing operations (as reported in statements of operations); plus depreciation and amortization; plus loss on sale of property, plant and equipment; plus amortization of debt discount and amortization of deferred debt issuance costs (all as reported in statements of cash flows); less payments of installment notes payable and capital lease obligations expenditures (as described below); plus distribution equivalents from unconsolidated entities (as described below); less Mont Belvieu indemnity escrow payment (as described below); plus debt prepayment premium (as described below); less gain on sale of equity method investment; plus equity in losses of unconsolidated entities (as reported in statements of operations); less payments for plant turnaround costs (as reported in statements of cash flows); less maintenance capital expenditures (as reported under the caption “Liquidity and Capital Resources” in the Partnership's Quarterly Report on Form 10-Q to be filed with the SEC on November 5, 2012); plus unit-based compensation (as reported in statements of changes in capital); plus invested cash in unconsolidated entities (as described below); and

(2)
net income from discontinued operations (as reported in statements of operations); plus depreciation and amortization; less gain on sale of property, plant and equipment; less gain on sale of discontinued operations; less equity in earnings of unconsolidated entities (all as reported in Note 4 under the caption “Notes to the Consolidated and Condensed Financial Statements” in the Partnership's Quarterly Report on Form 10-Q to be filed with the SEC on November 5, 2012); less non-cash deferred tax benefit (as described below); less non-cash mark-to-market on derivatives (as reported in statements of cash flows); less maintenance capital expenditures (as reported under the caption “Liquidity and Capital Resources” in the Partnership's Quarterly Report on Form 10-Q to be filed with the SEC on November 5, 2012); plus distribution equivalents from unconsolidated entities and invested cash in unconsolidated entities (both as described below).

The Partnership's payments of installment notes payable and capital lease obligations is calculated as payments of notes payable and capital lease obligations (as reported in the statement of cash flows), less the early extinguishment of notes payable of $6.3 million.

For the nine months ended September 30, 2012, the Partnership incurred a debt prepayment premium of $2.2 million related to the early redemption of $25.0 million of Senior Notes and $0.3 million related to the early retirement of a note payable on certain marine transportation assets.
The Partnership's distribution equivalents from unconsolidated entities from continuing operations is calculated as return of investments from unconsolidated entities (calculated as the amount reported in statements of cash flows less a $2.0 million purchase price adjustment recorded as a return of investment by the Partnership in the statement of cash flows for the period ended September 30, 2012).
The Partnership's distribution equivalents from unconsolidated entities from discontinued operations is calculated as return of investments from unconsolidated entities, plus distributions in-kind from unconsolidated entities (all as reported under the caption “Liquidity and Capital Resources” in the Partnership's Quarterly Report on Form 10-Q to be filed with the SEC on November 5, 2012).
For the quarter ended September 30, 2012, the Partnership's distributions from unconsolidated entities, return of investments from unconsolidated entities, and distributions in-kind from equity investments (from both continuing and discontinued operations) were $0.0 million, $0.9 million and $0.8 million, respectively. For the nine months ended September 30, 2012, the Partnership's distributions from unconsolidated entities, return of investments from unconsolidated entities, and distributions in-kind from equity investments (from both continuing and discontinued operations) were $0.0 million, $3.5 million and $6.4 million, respectively.
The Partnership's invested cash in unconsolidated entities from continuing operations is calculated as distributions from (contributions to) unconsolidated entities for operations (as reported in statements of cash flows), plus expansion capital expenditures in unconsolidated entities (as reported under the caption “Liquidity and Capital Resources” in the Partnership's Quarterly Report on Form 10-Q to be filed with the SEC on November 5, 2012).
The Partnership's invested cash in unconsolidated entities from discontinued operations is calculated as distributions from (contributions to) unconsolidated entities for operations, plus expansion capital expenditures in unconsolidated entities (all as reported under the caption “Liquidity and Capital Resources” in the Partnership's Quarterly Report on Form 10-Q to be filed with the SEC on November 5, 2012).
For the quarter ended September 30, 2012, the Partnership's distributions from (contributions to) unconsolidated entities for operations and expansion capital expenditures in unconsolidated entities were (from both continuing and discontinued operations) ($7.2) million and $5.6 million, respectively. For the nine months ended September 30, 2012, the Partnership's distributions from (contributions to) unconsolidated entities for operations and expansion capital expenditures in unconsolidated entities were (from both continuing and discontinued operations) ($25.8) million and $25.9 million, respectively.
The Partnership's non-cash deferred tax benefit of $1.6 million and $1.9 million is included in income from discontinued operations, net of tax for the three and nine months ended September 30, 2012, respectively.
The Partnership's Mont Belvieu indemnity escrow payment represents the final proceeds from the 2009 sale of certain assets comprising the Mont Belvieu railcar unloading facility.
Additional information concerning the Partnership is available on the Partnership's website at www.martinmidstream.com, or

Joe McCreery
Vice President - Finance and Head of Investor Relations,
Martin Midstream Partners L.P.
Phone (903) 988-6425
joe.mccreery@martinmlp.com

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2012	December 31, 2011
	(Unaudited)	(Audited)
Assets
Cash	$27	$266
Accounts and other receivables, less allowance for doubtful accounts of $3,264 and $3,021, respectively	121,020	126,461
Product exchange receivables	5,455	17,646
Inventories	116,260	77,677
Due from affiliates	21,139	5,968
Fair value of derivatives	—	622
Other current assets	1,511	1,978
Assets held for sale	—	212,787
Total current assets	265,412	443,405

Property, plant and equipment, at cost	695,662	632,728
Accumulated depreciation	(243,780)	(215,272)
Property, plant and equipment, net	451,882	417,456

Goodwill	8,337	8,337
Investment in unconsolidated entities	80,799	62,948
Debt issuance costs, net	10,924	13,330
Other assets, net	6,442	3,633
	$823,796	$949,109

Liabilities and Partners’ Capital
Current installments of long-term debt and capital lease obligations	$217	$1,261
Trade and other accounts payable	104,779	125,970
Product exchange payables	27,908	37,313
Due to affiliates	4,669	18,485
Income taxes payable	7,174	893
Fair value of derivatives	—	362
Other accrued liabilities	11,764	11,022
Liabilities held for sale	—	501
Total current liabilities	156,511	195,807

Long-term debt and capital leases, less current maturities	255,966	458,941
Deferred income taxes	—	7,657
Other long-term obligations	1,069	1,088
Total liabilities	413,546	663,493

Partners’ capital	410,250	284,990
Accumulated other comprehensive income	—	626
Total partners’ capital	410,250	285,616
Commitments and contingencies
	$823,796	$949,109

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on November 5, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
Terminalling and storage *	$23,875	$19,381	$65,107	$56,831
Marine transportation *	22,102	20,773	63,678	57,548
Sulfur services	2,926	2,850	8,777	8,550
Product sales: *
Natural gas services	190,738	159,748	527,666	423,953
Sulfur services	57,670	67,319	193,464	198,310
Terminalling and storage	20,601	17,525	61,482	55,441
	269,009	244,592	782,612	677,704
Total revenues	317,912	287,596	920,174	800,633

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	185,686	156,236	515,928	414,162
Sulfur services *	47,272	59,808	149,582	164,142
Terminalling and storage	18,767	15,676	56,154	49,631
	251,725	231,720	721,664	627,935
Expenses:
Operating expenses *	36,655	34,354	108,109	100,676
Selling, general and administrative *	4,680	5,538	13,687	13,015
Depreciation and amortization	9,966	10,025	29,457	29,523
Total costs and expenses	303,026	281,637	872,917	771,149

Other operating income (loss)	(5)	1,720	368	1,818
Operating income	14,881	7,679	47,625	31,302

Other income (expense):
Equity in earnings (loss) of unconsolidated entities	(169)	(54)	(532)	100
Interest expense	(6,263)	(4,297)	(21,735)	(17,102)
Debt prepayment premium	—	—	(2,470)	—
Other, net	587	24	732	125
Total other expense	(5,845)	(4,327)	(24,005)	(16,877)

Income from continuing operations before taxes	9,036	3,352	23,620	14,425
Income tax expense	(238)	(218)	(810)	(662)
Income from continuing operations	8,798	3,134	22,810	13,763
Income from discontinued operations, net of income taxes	63,603	2,265	67,312	7,728
Net income	$72,401	$5,399	$90,122	$21,491

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
Terminalling and storage	$18,531	$14,210	$48,611	$40,045
Marine transportation	3,979	6,352	13,282	19,223
Product Sales	1,636	1,628	5,783	7,197
Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	6,761	9,257	18,783	13,679
Sulfur services	4,111	4,762	12,512	13,407
Expenses:
Operating expenses	14,100	16,905	42,308	42,170
Selling, general and administrative	2,764	2,373	8,258	6,344

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Allocation of net income attributable to:
Limited partner interest:
Continuing operations	$10,128	$2,157	$21,645	$10,674
Discontinued operations	60,825	1,617	63,874	5,994
	70,953	3,774	85,519	16,668
General partner interest:
Continuing operations	(1,330)	811	1,165	2,557
Discontinued operations	2,778	537	3,438	1,435
	1,448	1,348	4,603	3,992
Net income attributable to:
Continuing operations	8,798	3,134	22,810	13,763
Discontinued operations	63,603	2,265	67,312	7,728
	$72,401	$5,399	$90,122	$21,491
Net income attributable to limited partners:
Basic:
Continuing operations	$0.44	$0.11	$0.94	$0.56
Discontinued operations	2.63	0.09	2.79	0.31
	$3.07	$0.20	$3.73	$0.87
Weighted average limited partner units - basic	23,101	19,158	22,929	19,161
Diluted:
Continuing operations	$0.44	$0.11	$0.94	$0.56
Discontinued operations	2.63	0.09	2.79	0.31
	$3.07	$0.20	$3.73	$0.87
Weighted average limited partner units - diluted	23,105	19,163	22,932	19,163

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on November 5, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Unaudited)
(Dollars in thousands)

	Partners’ Capital
	Common Limited		Subordinated Limited		General Partner	Accumulated Other Comprehensive Income
	Units	Amount	Units	Amount	Amount	(Loss)	Total
Balances - January 1, 2011	17,707,832	$250,785	889,444	$17,721	$4,881	$1,419	$274,806

Net income	—	17,499	—	—	3,992	—	21,491

Recognition of beneficial conversion feature	—	(831)	—	831	—	—	—

Follow-on public offering	1,874,500	70,330	—	—	—	—	70,330

General partner contribution	—	—	—	—	1,505	—	1,505

Cash distributions	—	(43,321)	—	—	(4,635)	—	(47,956)

Excess purchase price over carrying value of acquired assets	—	(19,685)	—	—	—	—	(19,685)

Unit-based compensation	15,530	131	—	—	—	—	131

Purchase of treasury units	(14,850)	(582)	—	—	—	—	(582)

Unit-based compensation grant forfeitures	(500)	—	—	—	—	—	—

Adjustment in fair value of derivatives	—	—	—	—	—	(42)	(42)

Balances - September 30, 2011	19,582,512	$274,326	889,444	$18,552	$5,743	$1,377	$299,998

Balances - January 1, 2012	20,471,776	$279,562	—	$—	$5,428	$626	$285,616

Net income	—	85,519	—	—	4,603	—	90,122

Follow-on public offering	2,645,000	91,361	—	—	—	—	91,361

General partner contribution	—	—	—	—	1,951	—	1,951

Cash distributions	—	(52,880)	—	—	(5,452)	—	(58,332)

Unit-based compensation	6,250	379	—	—	—	—	379

Purchase of treasury units	(6,250)	(221)	—	—	—	—	(221)

Adjustment in fair value of derivatives	—	—	—	—	—	(626)	(626)

Balances - September 30, 2012	23,116,776	$403,720	—	$—	$6,530	$—	$410,250

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on November 5, 2012.

MARTIN MIDSTREAM PARTNERS L.P. CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS (Unaudited) (Dollars in thousands)
	Nine Months Ended
	September 30,
	2012	2011
Cash flows from operating activities:
Net income	$90,122	$21,491
Less: Income from discontinued operations	(67,312)	(7,728)
Net income from continuing operations	22,810	13,763
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,457	29,523
Amortization of deferred debt issuance costs	2,611	3,071
Amortization of debt discount	504	262
Loss on sale of property, plant and equipment	7	405
Gain on sale of equity method investment	(486)	—
Equity in earnings (loss) of unconsolidated entities	532	(100)
Other	379	131
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	(6,328)	(4,788)
Product exchange receivables	12,190	(16,552)
Inventories	(38,583)	(28,057)
Due from affiliates	(27,795)	221
Other current assets	431	1,874
Trade and other accounts payable	(8,533)	11,733
Product exchange payables	(9,405)	27,350
Due to affiliates	4,469	3,430
Income taxes payable	(96)	(799)
Other accrued liabilities	840	4,218
Change in other non-current assets and liabilities	(1,126)	(123)
Net cash provided by (used in) continuing operating activities	(18,122)	45,562
Net cash provided by discontinued operating activities	120	12,272
Net cash provided by (used in) operating activities	(18,002)	57,834
Cash flows from investing activities:
Payments for property, plant and equipment	(63,009)	(48,769)
Acquisitions	—	(16,815)
Payments for plant turnaround costs	(2,578)	(2,103)
Proceeds from sale of property, plant and equipment	33	530
Proceeds from sale of equity method investment	531	—
Investment in unconsolidated subsidiaries	(775)	(59,319)
Return of investments from unconsolidated entities	5,133	383
Distributions from (contributions to) unconsolidated entities for operations	(22,786)	(929)
Net cash used in continuing investing activities	(83,451)	(127,022)
Net cash provided by (used in) discontinued investing activities	271,181	(8,253)
Net cash provided by (used in) investing activities	187,730	(135,275)
Cash flows from financing activities:
Payments of long-term debt	(547,000)	(389,000)
Payments of notes payable and capital lease obligations	(6,522)	(831)
Proceeds from long-term debt	349,000	456,000
Net proceeds from follow on offering	91,361	70,330
General partner contribution	1,951	1,505
Treasury units purchased	(221)	(582)
Payment of debt issuance costs	(204)	(3,424)
Excess purchase price over carrying value of acquired assets	—	(19,685)
Cash distributions paid	(58,332)	(47,956)
Net cash provided by (used in) financing activities	(169,967)	66,357
Net decrease in cash	(239)	(11,084)
Cash at beginning of period	266	11,380
Cash at end of period	$27	$296

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on November 5, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars in thousands)

Terminalling and Storage Segment	Three Months Ended September 30,
	2012	2011
	(In thousands)
Revenues:
Services	$25,066	$20,555
Products	20,601	17,525
Total revenues	45,667	38,080

Cost of products sold	19,303	16,497
Operating expenses	14,373	12,891
Selling, general and administrative expenses	340	53
Depreciation and amortization	5,503	4,829
Operating income	$6,148	$3,810

Natural Gas Services Segment	Three Months Ended September 30,
	2012	2011
	(In thousands)
Revenues	$190,738	$159,748
Cost of products sold	186,080	156,607
Operating expenses	847	762
Selling, general and administrative expenses	786	438
Depreciation and amortization	149	148
Operating income	$2,876	$1,793

NGLs Volumes (Bbls)	3,092	2,068

The Natural Gas Services segment information shown above excludes the discontinued operations of the Prism Assets for both periods.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars in thousands)

Sulfur Services Segment	Three Months Ended September 30,
	2012	2011
	(In thousands)
Revenues:
Services	$2,926	$2,850
Products	57,670	67,319
Total revenues	60,596	70,169

Cost of products sold	47,362	59,899
Operating expenses	4,357	4,930
Selling, general and administrative expenses	1,008	774
Depreciation and amortization	1,750	1,676
	6,119	2,890
Other operating income (loss)	(5)	1,411
Operating income	$6,114	$4,301

Sulfur (long tons)	225.6	310.2
Fertilizer (long tons)	61.2	54.2
Sulfur services volumes (long tons)	286.8	364.4

Marine Transportation Segment	Three Months Ended September 30,
	2012	2011
	(In thousands)
Revenues	$22,879	$22,411
Operating expenses	18,026	17,300
Selling, general and administrative expenses	580	1,306
Depreciation and amortization	2,564	3,372
	1,709	433
Other operating income	—	309
Operating income	$1,709	$742

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars in thousands)

Terminalling and Storage Segment	Nine Months Ended September 30,
	2012	2011
	(In thousands)
Revenues:
Services	$68,649	$60,031
Products	61,482	55,461
Total revenues	130,131	115,492

Cost of products sold	57,733	52,277
Operating expenses	42,340	38,145
Selling, general and administrative expenses	401	229
Depreciation and amortization	15,170	14,114
	14,487	10,727
Other operating income (loss)	395	(577)
Operating income	$14,882	$10,150

Natural Gas Services Segment	Nine Months Ended September 30,
	2012	2011
	(In thousands)
Revenues	$527,666	$423,953
Cost of products sold	517,083	414,981
Operating expenses	2,603	2,249
Selling, general and administrative expenses	2,242	1,509
Depreciation and amortization	436	435
Operating income	$5,302	$4,779

NGLs Volumes (Bbls)	7,825	5,444

The Natural Gas Services segment information shown above excludes the discontinued operations of the Prism Assets for both periods.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars in thousands)

Sulfur Services Segment	Nine Months Ended September 30,
	2012	2011
	(In thousands)
Revenues:
Services	$8,777	$8,550
Products	193,464	198,310
Total revenues	202,241	206,860

Cost of products sold	149,853	164,414
Operating expenses	13,164	14,587
Selling, general and administrative expenses	2,945	2,517
Depreciation and amortization	5,325	4,998
	30,954	20,344
Other operating income (loss)	(27)	2,086
Operating income	$30,927	$22,430

Sulfur (long tons)	861.8	998.7
Fertilizer (long tons)	238.7	201.2
Sulfur services volumes (long tons)	1,100.5	1,199.9

Marine Transportation Segment	Nine Months Ended September 30,
	2012	2011
	(In thousands)
Revenues	$65,912	$63,201
Operating expenses	52,773	50,831
Selling, general and administrative expenses	1,366	2,213
Depreciation and amortization	8,526	9,976
	3,247	181
Other operating income	—	309
Operating income	$3,247	$490

MARTIN MIDSTREAM PARTNERS L.P.
DISTRIBUTABLE CASH FLOW
Unaudited Non-GAAP Financial Measure
(Dollars in thousands)

	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012

Net income	$72,401	$90,122
Less: Income from discontinued operations	(63,603)	(67,312)
Net income from continuing operations	8,798	22,810

Adjustments to reconcile net income to distributable cash flow:
Continuing operations:
Depreciation and amortization	9,966	29,457
Loss on sale of property, plant and equipment	4	7
Amortization of debt discount	77	504
Amortization of deferred debt issuance costs	680	2,611
Payments of installment notes payable and capital lease obligations	(81)	(256)
Distribution equivalents from unconsolidated entities[1]	836	3,114
Mont Belvieu indemnity escrow payment	—	(375)
Debt prepayment premium	—	2,470
Gain on sale of equity method investment	(486)	(486)
Equity in loss of unconsolidated entities	169	532
Payments for plant turnaround costs	(175)	(2,578)
Maintenance capital expenditures	(1,325)	(3,603)
Unit-based compensation	261	379
Invested cash in unconsolidated entities from discontinued operations[3]	—	—
Distributable cash flow from continuing operations	18,724	54,586

Discontinued operations:
Income from discontinued operations, net of tax	63,603	67,312
Depreciation and amortization	—	2,320
Gain on sale of property, plant and equipment	—	(10)
Gain on sale of discontinued operations	(62,251)	(61,411)
Equity in earnings of unconsolidated entities	(377)	(4,611)
Non-cash deferred tax benefit	(1,570)	(1,888)
Non-cash mark-to-market on derivatives	(22)	(366)
Maintenance capital expenditures	—	(537)
Distribution equivalents from unconsolidated entities from discontinued operations[2]	872	6,792
Invested cash in unconsolidated entities from discontinued operations[4]	(1,548)	51
Distributable cash flow from discontinued operations	(1,293)	7,652

Distributable cash flow	$17,431	$62,238

	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
[1] Distribution equivalents from unconsolidated entities from continuing operations:
Distributions from unconsolidated entities	$—	$—
Return of investments from unconsolidated entities	836	3,114
Distributions in-kind from equity investments	—	—
Distribution equivalents from unconsolidated entities	$836	$3,114

[2] Distribution equivalents from unconsolidated entities from discontinued operations:
Distributions from unconsolidated entities	$—	$—
Return of investments from unconsolidated entities	105	400
Distributions in-kind from equity investments	767	6,392
Distribution equivalents from unconsolidated entities	$872	$6,792

[3] Invested cash in unconsolidated entities from continuing operations:
Distributions from (contributions to) unconsolidated entities for operations	$(5,438)	$(22,786)
Expansion capital expenditures in unconsolidated entities	5,438	22,786
Invested cash in unconsolidated entities	$—	$—

[4] Invested cash in unconsolidated entities from discontinued operations:
Distributions from (contributions to) unconsolidated entities for operations	$(1,716)	$(3,051)
Expansion capital expenditures in unconsolidated entities	168	3,102
Invested cash in unconsolidated entities	$(1,548)	$51